UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 26, 2017
Fitbit, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001- 37444	20-8920744

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

405 Howard Street
San Francisco, California	94105

(Address of Principal Executive Offices)	(Zip Code)

(415) 513-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 30, 2017, Fitbit, Inc. (the “Company”) issued a press release announcing its preliminary financial results for the quarter ended December 31, 2016. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

The Company is making reference to financial measures not presented in accordance with generally accepted accounting principles in the United States (“GAAP”) in the press release. Additional information regarding the non-GAAP financial measures is contained in the attached Exhibit 99.1 press release.

Item 2.05. Costs Associated with Exit or Disposal Activities.

On January 26, 2017, the Company’s Board of Directors approved a reorganization, including a reduction in workforce. This reorganization will impact approximately 110 employees or approximately 6% of the Company’s global workforce, whose employment will be terminated as part of an overall plan to improve efficiencies and strengthen performance. The Company anticipates that it will complete the reorganization by the end of the second quarter ended July 1, 2017.

The Company estimates it will incur approximately $4.0 million in total restructuring expenses, of which approximately $4.0 million will result in future cash expenditures, substantially all of which are severance and related costs. The Company expects to recognize most of these pre-tax restructuring charges in the first quarter ended April 1, 2017.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Press release dated January 30, 2017

Forward Looking Statements

This Form 8-K contains forward-looking statements relating to, among other things, our estimated expenses from reorganization, including future cash expenditures. These forward-looking statements are only predictions and may differ materially from actual results due to a variety of factors including: the effects of the highly competitive market in which we operate, unanticipated costs in connection with the reorganization, including potential litigation costs, the impact of varying laws and regulations applicable in the jurisdictions in which the workforce reductions occur and other general market, political, economic and business conditions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FITBIT, INC.

Date:	January 30, 2017	By:	/s/ William Zerella
Name: William Zerella
Title: Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title or Description
99.1	Press release dated January 30, 2017